Company information	12 Months Ended
Dec. 31, 2025
Company information.
Company information

Note 1. Company information

1.1Company information

Inventiva S.A. is a public limited company registered and domiciled in France. Its head office is located at 50 rue de Dijon, 21121 Daix. The consolidated ﬁnancial statements of the company Inventiva include Inventiva S.A. and its subsidiary Inventiva Inc., created in January 2021 (the group is designated as ‘Inventiva’ or the ‘Company’).

Inventiva’s ordinary shares have been listed on compartment B of Euronext Paris regulated market since February 2017 and Inventiva’s American Depositary Shares (‘ADSs’), each representing one ordinary share, have been listed on the Nasdaq Global Market since July 2020.

Inventiva is a clinical-stage biopharmaceutical company focused on the research and development of oral small molecule therapies for the treatment of metabolic dysfunction-associated steatohepatitis (‘MASH’).

Leveraging its expertise and experience in the domain of compounds targeting nuclear receptors, transcription factors and epigenetic modulation, Inventiva is currently evaluating its product candidate lanifibranor, a novel pan-PPAR agonist, in the NATiV3 pivotal Phase III clinical trial for the treatment of adult patients with MASH, a common and progressive liver disease. In 2020, the Company announced positive topline data from its Phase IIb clinical trial evaluating lanifibranor for the treatment of patients with MASH and announced that the U.S. Food and Drug Administration (‘FDA’) had granted the Company the status of Breakthrough Therapy and Fast Track designation for the development of lanifibranor for the treatment of MASH. The Company initiated the pivotal Phase III trial of lanifibranor in MASH (‘NATiV3’) in the second half of 2021. In March 2024, the Company announced positive results from its Phase IIa combination trial with lanifibranor and empagliflozin in patients with MASH and Type 2 Diabetes (‘T2D’) (‘LEGEND’).

On April 1, 2025, Inventiva announced the completion of patient enrollment in its NATiV3 trial with the randomization of the last patient in the main cohort. The publication of the topline results of part 1 of the NATiV3 trial is targeted for the fourth quarter of 2026. If the results are positive and subject to regulatory approval, the Company targets the potential NDA submission for lanifibranor in the first half of 2027, with a view to potential commercialization in 2028.

1.2Significant events of 2025

Business

Strategic pipeline prioritization plan (the “Strategic Pipeline Prioritization Plan”)

In 2025, the Company implemented its Pipeline Prioritization Plan to focus exclusively on the development of lanifibranor, to expand the lanifibranor program team to prepare for potential filings for marketing approval and, if approved, the subsequent commercialization of lanifibranor for patients with MASH, and to stop all pre-clinical research activities related to pre-clinical programs, including the termination of the YAP-TEAD and NR4A1 programs. The Strategic Pipeline Prioritization Plan included an overall reduction in workforce by approximately 50%. The plan was substantially completed by the end of 2025. The impacts on financial statements are detailed in Note 14 – Provisions and Note 21 – Other operating income and expenses.

The Phase III NATiV3 clinical trial of lanifibranor in patients with MASH and advanced fibrosis

In January 2025, the Company completed screening of patients in the ongoing NATiV3 trial. On April 1, 2025, the Company announced the completion of patient enrollment in its NATiV3 Phase III trial with the randomization of the last patient in the trial. The Company targets the publication of the topline results for the fourth quarter of 2026. If the results are positive and subject to regulatory approval, the Company targets the potential NDA submission for lanifibranor in the first half of 2027, with a view to potential commercialization in 2028.

Initiation of the clinical development program of lanifibranor in Japan with the dosing of the first participant in Phase I trial.

In February 2025, Inventiva announced that the Company and Hepalys Pharma, Inc. (‘Hepalys’) initiated the clinical development of lanifibranor in Japan by dosing the first participant in a Phase I trial. This study, involving 32 participants over 14 days, aims to assess the safety, tolerability, pharmacokinetics, and pharmacodynamics of lanifibranor. This Phase I trial has since been completed, and its results have been positive. These results support the initiation of a dedicated pivotal trial in patients with MASH in the territories covered by Hepalys, subject in particular to the availability of results from NATiV3.

Pursuant to the exclusive licensing agreement (the ‘Hepalys License Agreement’) to develop and commercialize lanifibranor in Japan and South Korea entered into in September 2023 by the Company and Hepalys, Hepalys is responsible for all clinical activities in Japan and South Korea, necessary to obtain marketing authorization in these territories.

Milestone payment from Chia Tai Tianqing Pharmaceutical Group, Co., LTD (“CTTQ”)

In September 2022, the Company entered into a licensing and collaboration agreement with CTTQ (as amended on October 11, 2024, the ‘CTTQ License Agreement’) to develop and commercialize lanifibranor for the treatment of MASH and potentially other metabolic diseases in Mainland China, Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan (See Note 19.1 – Revenues).

Following the T2 Transaction, the Company became eligible to receive a $10 million milestone payment from CTTQ under the CTTQ License Agreement. The Company received the $10 million milestone payment in July 2025. (See Note 19 – Revenues and other income, Note 10 – Trade receivables, tax receivables and other current assets, Note 16 – Other current and non-current liabilities).

Equity financing

Closing of the €116 million second tranche of the structured financing of up to €348 million

In May 2025, the Company issued the second tranche (the ‘T2 Transaction’) of the structured equity financing of up to €348 million announced on October 14, 2024 (the ‘Structured Financing’) for gross proceeds of €115.6 million (net €108.5 million), following the satisfaction of the applicable conditions precedent thereto.

The T2 Transaction involved:

-	a share capital increase without preferential subscription rights reserved to named investors (“à personne dénommée”), consisting of the issuance of:
o	42,488,883 new ordinary shares (‘T2 New Shares’), each with one warrant to purchase ordinary shares attached (‘T3 BSAs’) and, together with the T2 New Shares, the ‘ABSAs’, at a subscription price of €1.35 per ABSA, representing gross proceeds of €57.4 million. The Company may issue
o	up to 38,239,990 new shares, at an exercise price of €1.50 per share, if all the T3 BSAs attached to the T2 New Shares are exercised, which would represent additional gross proceeds of up to €57.4 million; and
-

the issuance of 43,437,036 pre-funded warrants (‘T2 BSAs’) to subscribe initially to one ordinary share of the Company reserved to named investors (“à personne dénommée”), each with one T3 BSA attached (the T2 BSAs and T3 BSAs together, the ‘PFW-BSAs’), at a subscription price of €1.34 per PFW-BSAs, representing gross proceeds of €58.2 million. The Company may issue

o	up to 43,437,036 new shares, at an exercise price of €1.35 per share (of which €1.34 was prefunded on the issue date), if all the T2 BSAs are exercised; and
o	up to 39,093,329 new shares, at an exercise price of €1.50 per share, if all the T3 BSAs attached to the T2 BSAs are exercised, which would represent additional gross proceeds of up to €58.6 million.

The T2 BSAs are exercisable as from their issuance and for ten years thereafter. The T3 BSAs mature on July 30, 2027. The exercise of the T3 BSAs (the third tranche of the Structured Financing) is subject to the release of positive topline results from the Phase III NATiV3 trial by June 15, 2027 (the “T3 Triggering Event”). If all the T2 BSAs and T3 BSAs are exercised, up to 120.8 million additional shares may be issued by the Company.

At the transaction date, the fair value of the T2 New Shares and T2 BSAs call options increased to €78.2 million and €79.9 million, respectively. There can be no guarantee that the Company will release positive topline results from the Phase III NATiV3 trial on its expected timeline, or at all. In addition, Investors may opt not to exercise any or all of the T2 BSAs or T3 BSAs, in which case the Company will receive no or less proceeds from the Structured Financing than expected.

At the issuance date, the number of T2 New Shares or T2 BSAs was fixed, and the instruments meet the “fixed-for-fixed” rule under IAS 32. The fair value of the derivative instruments, at the transaction date, was de-recognized through equity (See Note 3.4 – Derivatives).

Implementation of a new At-The-Market (‘ATM’) Program

In October 2025, the Company established a new ATM program with Piper Sandler & Co. as sales agent, pursuant to which the Company may offer and sell its ADSs for an aggregate offering price of up to $100.0 million from time to time, “at - the - market”, including to unsolicited investors who have expressed an interest. The offering price is subject to a regulatory limit of 30% dilution over a rolling period of 12 months and within the limits of investors’ requests expressed in the context of the program.

Registered underwritten public offering of ADSs for gross proceeds of $172.5 million

In November 2025, the Company completed a registered underwritten public offering in the United States of 44,805,193 American Depositary Shares (“ADSs”), each representing one ordinary share, at $3.85 per ADS, for gross proceeds of $172.5 million (€149.0 million) and estimated net proceeds, after deducting underwriting fees, commissions and estimated expenses payable by the Company, of $161.2 million (€139.4 million). The offering price was set at $3.85 per ADS,corresponding to €3.33 per ordinary share based on the exchange rate of €1.00= $1.1576 published by the European Central Bank on November 12, 2025.

Governance

Resignation of Lucy Lu as director

Effective May 21, 2025, Ms. Lu resigned as a member of the Board of Directors of the Company. Ms. Lu’s decision to resign was not the result of any disagreement between Ms. Lu and the Company’s management, or any other member of the Board of Directors on any matter relating to the Company’s operations, policies, or practices.

Election of Renée Aguiar-Lucander to the Board of Directors

During the Company’s shareholders’ General Meeting held on May 22, 2025, the shareholders appointed Renée Aguiar-Lucander as a member of the Board of Directors of the Company, effective May 22, 2025.

Departure of Pierre Broqua as Deputy Chief Executive Officer and appointment of Jason Campagna as new President of R&D and Chief Medical Officer

Effective June 30, 2025, Pierre Broqua stepped down from his position as Deputy Chief Executive Officer and Chief Scientific Officer of the Company. In July 2025, Jason Campagna, MD, PhD, joined the Company as President of R&D and Chief Medical Officer, succeeding Pierre Broqua, PhD, and Michael Cooreman, MD, who departed as Chief Medical Officer.

Appointment of Martine Zimmermann as Executive Vice President of Regulatory Affairs and Quality Assurance

Effective August 18, 2025, the Company appointed Martine Zimmermann, PharmD, to its executive leadership team as Executive Vice President of Regulatory Affairs and Quality Assurance. Prior to taking on this position, Martine Zimmermann resigned as a member of the Board of Directors of the Company.

Departure of Frédéric Cren as Chief Executive Officer and appointment of Andrew Obenshain

The Company appointed Andrew Obenshain as Chief Executive Officer, (‘CEO’), effective October 1, 2025 succeeding Frédéric Cren, co-founder of the Company, who has served as CEO since its inception in 2012 until September 30, 2025. Frédéric Cren also stepped down from the Company’s Board of Directors.

Combined Shareholders’ General Meeting held on November 27, 2025

At the Combined General Meeting held on November 27, 2025, the Company’s shareholders approved the settlement agreement entered into between the Company and. Frédéric Cren, (in accordance with Articles L. 225-38 et seq. of the French Commercial Code) and the partial waiver[1] of the attendance and performance conditions associated with the grant of free shares to Frédéric Cren under the AGA 2024-1 and AGA 2025-1 plans.

Share-based payments and stock options

Free shares plans:

As of December 31, 2025, 10 AGA plans are outstanding: AGA 2023-1, AGA 2024-1, AGA 2024-2, AGA 2024-3, AGA 2024-4, AGA 2025-1, AGA 2025-2, AGA 2025-3, AGA 2025-4, AGA 2025-5.

On June 25, 2025 the Board of Directors decided to amend an award granted to Pierre Broqua pursuant to the AGA 2024-2 plan, in connection with his decision to retire as Deputy Chief Executive Officer of the Company, effective June 30, 2025. This amendment included removing presence and performance conditions while maintaining the original vesting and lock-up schedule, and resulted in a share-based compensation expense of €0.6 million, as of June 30, 2025.

On September 26, 2025, the Board of Directors decided to grant:

●	2,370,500 free shares to employees under the new AGA 2025-2 plan, and
●	38,000 free shares to employees under the new AGA 2025-3 plan,

As part of the settlement agreement between the Company and Frédéric Cren in connection with his departure as CEO of the Company, and subject to shareholder approval, the Board of Directors decided on September 30, 2025 to:

●	grant 6,158,699 free shares to Frédéric Cren, as Chief Executive Officer, under the new AGA 2025-1 plan; and
●	amend grants made to Frédéric Cren pursuant to the AGA 2023-1, AGA 2024-1 and 2025-1 plans.

On November 27, 2025, these decisions were approved by the Company’s shareholders at the Combined General Meeting. This amendment partially waived presence and performance conditions which resulted in an aggregate share-based compensation expense of €11.1 million as of December 31, 2025.

On December 15, 2025, the Board of Directors decided to grant:

●	68,000 free shares to employees under the new AGA 2025-4 plan; and
●	500,000 free shares to employees under the new AGA 2025-5 plan.

Stock-option plans

On October 10, 2025, the Board of Directors decided to grant 1,865,750 stock options to French employees through the new plan “SO 2025-1”.

On December 2, 2025, the Board of Directors decided to grant 6,000,000 stock options to Andrew Obenshain, CEO of the Company, through the new plan “SO 2025-2”.

[1]The financial statements impacts are detailed in the Note 12 – Shareholders’ equity.

On December 15, 2025, the Board of Directors decided to grant 1,145,500 stock options to employees through the new plan “SO 2025-3. The final terms and conditions of the SO 2025-3 plan were shared with the grantees in January 2026. In accordance with IFRS Accounting Standards, the related share-payment expenses will be accounted for and reflected in the financial statements for the year ending December 31, 2026.

The aforementioned plans are described in Note 12.4. – Bonus share award plans and in Note 12.6. – Stock options plans.

1.3Significant events of 2024 and 2023

Business

Drawdown of Tranche B of €25 million under Finance Contract with the EIB (see Note 13 – Debt, Derivatives and Royalty certificates liabilities)

In January 2024, the Company drew down the second tranche of €25 million (‘Tranche B’) under the finance contract for up to €50 million the Company entered into with EIB on May 16, 2022 (the ‘Finance Contract’).

Tranche B carries a 7% interest capitalized annually and repayment in fine. The repayment is due in January 2027, three years after its disbursement.

Tranche B was recognized as financial debt at amortized cost, which takes into account the fair value of the derivative instrument (warrants) at inception and the borrowing costs.

In June 2024, the Company and EIB amended the warrant agreement to modify the provisions related to adjusting the exercise ratios of the EIB Warrants. As December 31, 2025, the exercise ratio of the EIB warrants is currently under discussion between the EIB and the Company, due to differing interpretations between the parties related to the complexity of the contractually defined adjustment mechanisms. The ratio used for this calculation represents the Company’s most reasonable estimate to date. Once an agreement has been reached with the EIB with respect to the exercise ratio, additional dilution may occur. (See Note 13.3 – Long term derivatives).

Treatment-related Suspected Unexpected Serious Adverse Reaction in the first quarter of 2024

On February 15, 2024, the Company announced that an adverse event of elevated aminotransferases in liver tests was reported in a patient enrolled in the trial following a scheduled visit. The patient was without clinical symptoms throughout the period of observation. This event has been assessed as a treatment-related SUSAR. Other milder cases of elevation of aminotransferases among trial participants were also reported. The Company decided to voluntarily pause screening and randomization to implement changes to the enrollment criteria to exclude patients diagnosed with or with a predisposition to autoimmune liver or thyroid disease and more frequent liver monitoring for patients enrolled in the trial as recommended by the DMC.

On March 7, 2024, the Company announced that it had lifted the voluntary pause on screening and randomization of its NATiV3 clinical trial and that sites operating under central IRB in the United States had resumed screening activities. Patients enrolled in the Phase III NATiV3 trial continued to receive treatment under the new liver monitoring schedule recommended by the DMC. This SUSAR was the first reported in all clinical trials with lanifibranor.

The Company completed screening of patients in the NATiV3 trial in January 2025 and announced in April 2025 the completion of patient enrollment in its NATiV3 trial with the randomization of the last patient in the main cohort. The topline results are expected for the fourth quarter of 2026.

Presentation of the results of LEGEND Phase IIa combination trial with lanifibranor and empagliflozin in patients with MASH and T2D

On March 18, 2024, the Company announced positive results from its LEGEND proof-of-concept study combining lanifibranor with empagliflozin in patients with MASH and Type 2 Diabetes Mellitus (‘T2DM’).

The LEGEND trial was designed as a multi-center, randomized, 24-week treatment, placebo-controlled Phase II Proof-of-Concept trial to assess the safety and efficacy of lanifibranor in combination with the SGLT2 inhibitor empagliflozin for the treatment of patients with non-cirrhotic MASH and T2D. The trial was double-blind for the placebo arm and lanifibranor (800mg daily) arm, and open-label for the combination of lanifibranor (800mg daily) and empagliflozin (10 mg daily) arm. The diagnosis of non-cirrhotic MASH was based on historic histology evaluation or a combination of non-invasive methods including diagnostic methods including imaging. As planned per protocol, the interim analysis was done once half of the 63 planned randomized patients with MASH completed the 24-week treatment period or prematurely discontinued from treatment.

The study achieved the primary efficacy endpoint with an absolute reduction in Hemoglobin A1c (HbA1c) of 1.14% and 1.59% in patients with MASH and T2D treated with lanifibranor (800mg daily) or in combination with empagliflozin (10mg daily) at week 24 compared to an increase of 0.26% observed in the placebo arm.

The study also demonstrated a statistically significant reduction in hepatic steatosis measured by MRI-PDFF, in patients treated with lanifibranor alone and in combination with empagliflozin,-47% and -38% respectively, compared to placebo (0%). 83% and 67% of patients treated with lanifibranor alone or in combination with empagliflozin respectively, showed a reduction greater or equal to 30% of their hepatic fat, compared to 0% in the placebo arm. In addition, the study demonstrated a statistically significant effect on several secondary and exploratory endpoints, including liver enzymes (alanine aminotransferase (‘ALT’) and aspartate aminotransferase (‘AST’), insulin resistance (‘HOMA-IR’), HDL, and adiponectin (see tables below). Markers of liver inflammation and fibrosis (corrected T1 relaxation time (cT1) assessed by LiverMultiScan®) were assessed for the first time with lanifibranor and showed a significant effect with lanifibranor alone and in combination with empagliflozin.

The study also demonstrated that patients treated with lanifibranor in combination with empagliflozin maintained a stable weight throughout the 24 weeks study, addressing the moderate, metabolically healthy, weight gain that can be observed in some patients treated with lanifibranor alone. Furthermore, these results demonstrated a significant relative reduction in the VAT/SAT ratio (visceral and subcutaneous adipose tissue) in patients treated with lanifibranor alone or in combination with empagliflozin, -5% and -17% respectively, compared to an increase of 11% in patients under placebo. This result reflected a shift from pro-inflammatory visceral fat towards metabolically healthy adipose tissue.

The treatment with lanifibranor 800mg/daily alone and in combination with empagliflozin 10mg/daily for 24 weeks appeared to be well tolerated, with no safety concerns reported.

Given that the primary endpoint of LEGEND was met, and statistically significant results were achieved on several key additional markers, the Company decided to stop the recruitment as defined per protocol.

Additional results from NATIVE Phase IIb clinical trial

On May 13, 2024, the Company announced the publication in Nature Communications of additional results from NATIVE Phase II clinical trial demonstrating improvement of markers of cardiometabolic health in patients with MASH treated with lanifibranor. Improvements were observed for insulin resistance (insulin levels, HOMA-IR), lipid metabolism (triglycerides, HDL-cholesterol, apolipoproteins), control of glycemia (HbA1c, fasting glucose (FG) levels), systemic inflammation (hs-CRP, ferritin), hepatic steatosis and diastolic blood pressure.

Approval of patent application in Japan

On July 25, 2024, the Company announced that the Japan Patent Office (‘JPO’) approved the Company patent application No. JP 2019-203498, providing intellectual property rights and protecting the use of lanifibranor for the treatment of patients with cirrhosis. This new patent is valid until November 8, 2039, excluding any potential patent term adjustments or extensions that may provide additional protection until 2043.

Amendment to the exclusive license and collaboration agreement with CTTQ

On October 11, 2024, the Company entered into an amendment (the ‘CTTQ Amendment’) to the CTTQ License Agreement, pursuant to which, among other things, the CTTQ agreed to reduce the aggregate milestone payments under the agreement payable to the Company. Under the CTTQ Amendment, if the Company received commitments, before December 31, 2024, from investors to subscribe for equity in the Company, in one or two tranches, for a total gross amount of at least €180 million (the ‘Equity Raise’), CTTQ agreed to pay the Company (i) $10 million within 30 days of a successful first tranche of the Equity Raise of a total amount of at least €90 million, (ii) $10 million upon completion of a successful second tranche of the Equity Raise of a total amount of at least €90 million, and (iii) $10 million upon publication by the Company of the pivotal data announcing that the primary endpoint or one of the two key secondary endpoints of NATiV3, with one of the dosing regimens tested in the trial, have been met. In addition, under the CTTQ Amendment, the royalty rate to be paid to us by the CTTQ was reduced to a flat low single digits rate of net sales. In December 2024, CTTQ paid to the Company $10 million following the issuance of the first tranche of the Structured Financing. In July 2025, CTTQ paid the Company $10 million following the T2 Transaction. The accounting treatment and accounting impacts as of December 31, 2024 are described in Note 3.12. – Revenue, Note 3.17. – Use of estimates and judgment, and Note 19 – Revenues and other income. For payment by CTTQ of the $10 million milestone payment following the issuance of the second tranche of the Equity Raise, please see Note 1.2 – Significant events of 2025 — Milestone payment from Chia Tai Tianqing Pharmaceutical Group, Co., LTD.

Presentation of the data from the final analysis of the LEGEND Phase II study evaluating the combination of lanifibranor with empagliflozin in patients with MASH and T2D at the AASLD The Liver Meeting® late-breaker session

On November 18, 2024, the Company presented data from the LEGEND trial as a late breaker poster at the American Association for the Study of Liver Diseases (‘AASLD’) The Liver Meeting® 2024 in San Diego. LEGEND achieved its primary efficacy endpoint by significantly lowering HbA1c level in both the lanifibranor arm and in the lanifibranor with empagliflozin arm compared to placebo. 50% percent of patients saw their HbA1c levels below 6.5% at week 24 following treatment with lanifibranor alone or in combination with empagliflozin. 58% of patients on lanifibranor alone and 80% of those on the combination therapy had a decrease of at least 1% in HbA1c at week 24, compared to 0% in the placebo group.

Liver function tests, markers of liver fibrosis and markers or cardiometabolic health including HOMA-IR, hsCRP, ferritin, lipid profile and adiponectin levels were also improved with lanifibranor alone or in combination with empagliflozin. The weight gain observed in a proportion of patients under lanifibranor was not observed in patients treated with the combination of lanifibranor with empagliflozin.

Changes in the clinical development of lanifibranor

On January 4, 2023, the Company announced changes to the clinical development of lanifibranor, including plans for a new Phase III trial in patients with NASH and compensated cirrhosis. The Company reduced the number of biopsies and the trial duration, eventually offering all patients in the trial access to treatment and potentially expanding the addressable patient population beyond patients with F2 and F3 fibrosis to patients with NASH and compensated cirrhosis.

Service contract with Avant Santé

On February 21, 2023, the Company entered into a study service agreement with Avant Santé, a contract research organization (‘CRO’) based in Mexico, in connection with the NATiV3 clinical trial. Pursuant to the terms of the agreement, the CRO was to randomize 120 patients in 10 clinical sites in Mexico by December 31, 2023. However, this randomization has been delayed. The Company estimated that it will pay Avant Santé a total amount up to €14.7 million over the period from February 22, 2023, the effective date of the contract, until the second half of 2027.

Development of lanifibranor in Greater China (CTTQ)

On May 22, 2023, CTTQ received IND approval from the NMPA to initiate the clinical development in mainland China of lanifibranor in NASH. CTTQ decided to participate in the ongoing NATiV3 Phase III trial which, if positive, was expected to support a potential filing of a NDA in China. The Company invoiced CTTQ for $2.1 million on May 22, 2023 ($2 million for the milestone of obtaining IND approval from the NMPA and an additional billing of $0.1 million). On July 19, 2023, the Company received $1.9 million after deducting the withholding tax of $0.2 million.

On December 20, 2023, the Company announced the randomization by CTTQ of the first patient in China in the NATiV3 clinical trial. The Company invoiced CTTQ for $3.2 million on December 12, 2023 (the total invoice corresponds to the milestone payment of $3 million following the randomization of the first patient in China, and an additional billing of $0.2 million). On December 29, 2023, the Company received $2.8 million after deducting the withholding tax of $0.3 million.

These were the two short-term milestones payments under the CTTQ License Agreement. Following the receipt, the Company had met all financial and operational conditions precedent to draw the €25 million Tranche B under the Finance Contract (see Note 1.3 – Significant events of 2024 and 2023).

In addition, lanifibranor was granted Breakthrough Therapy Designation for NASH by the NMPA. Lanifibranor is believed to be the first drug candidate to receive such designation from both the FDA and the NMPA.

Results of Phase II clinical trial evaluating lanifibranor in patients with T2D and nonalcoholic fatty liver disease (‘NAFLD’)

On June 13, 2023, the Company announced positive topline results from the investigator-initiated Phase II clinical trial evaluating lanifibranor in patients with T2D and NAFLD.

The study achieved the primary efficacy endpoint demonstrating a 44% reduction of hepatic fat measured by proton magnetic resonance spectroscopy (1H-MRS) following 24 weeks of treatment in patients with NAFLD.

The study also demonstrated that a significantly higher proportion of patients achieved a greater than 30% liver triglyceride reduction as well as NAFLD resolution with lanifibranor compared to placebo.

In addition, the study demonstrated a significant effect on a series of secondary endpoints and amelioration of the adipose tissue dysfunction with a robust increase in plasma adiponectin. The treatment with lanifibranor 800mg/once daily for 24 weeks was well tolerated, with no safety concerns reported.

Amendment to the CRO Contract with Pharmaceutical Research Associates Group B.V.

On June 26, 2023, in connection with the NATiV3 Phase III trial in NASH, the Company entered into a new amendment to the April 2021 agreement with retroactive effect in January 2021 with Pharmaceutical Research Associates Group B.V. (‘PRA’) (see Note 26 – Commitments related to operational activities), which amends provisions relating to study information following changes to the trial protocol.

Licensing agreement with Hepalys

On September 20, 2023, the Company and Hepalys, a company created by Catalys and incorporated in Japan announced that they had entered into the Hepalys License Agreement.

In parallel, the Company entered into the Catalys Option Agreement to acquire 30% of the shares of Hepalys. On September 26, 2023, the Company exercised its option with an effective date on October 11, 2023 (see Note 7 – Investments accounted for using the equity method).

In addition, on September 20, 2023, the Company, Catalys and Hepalys entered into the Catalys Shareholders Agreement, pursuant to which the Company has the option to acquire the outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation under certain conditions and has a right of first refusal if Hepalys receives an offer for the license and rights related to lanifibranor.

Pursuant to the Hepalys License Agreement, Hepalys is responsible for all clinical activities in Japan and South Korea necessary to obtain marketing authorization in these territories. In February 2025, the Company announced the first dosing of the first participant in a Phase I trial in Japan. This Phase I trial has since been completed, and its results have been positive. These results support the initiation of a dedicated pivotal trial in patients with MASH in the territories covered by Hepalys, subject in particular to the availability of results from NATiV3.

The Hepalys License Agreement was expected to accelerate the time to market of lanifibranor in Japan and South Korea if regulatory approvals are obtained. According to external publications, both countries are major markets, with up to 2.7% and up to 5.2% of Japanese and South Koreans, respectively, suffering from NASH, including about 15% of South Korean patients with significant fibrosis.

Under the terms of the Hepalys License Agreement, the Company (i) received a $10 million upfront payment from Hepalys on October 18, 2023 (corresponding to €9.5 million at the exchange rate as of the payment date) (see Note 19.1. – Revenues and Note 3.17. – Use of estimates and judgment) and (ii) is eligible to receive up to $231 million in milestone payments if certain clinical, regulatory and commercial conditions are met. Subject to regulatory approval, the Company had the right to receive tiered royalties from mid double digits to low twenties based on net sales of lanifibranor in Japan and South Korea.

In November 2023, the Company completed the transfer of know-how to Hepalys pursuant to the Hepalys License Agreement, and the Company consequently recognized revenue for an amount of €12.7 million in accordance with IFRS 15. The amount of €12.7 million was composed of the upfront payment ($10 million or €9.3 million at the exchange rate at the billing date) and the fair value ($3.6 million or €3.4 million) of the shares of Hepalys acquired under the Catalys Option Agreement (see Note 1.3. – Significant events of 2024 and 2023, Note 3 – Accounting principles, and Note 19.1. – Revenues).

Acquisition of 1,500,000 ordinary shares of Hepalys

On September 26, 2023, pursuant to the terms of the Catalys Option Agreement, the Company exercised its option to buy 30% (1,500,000 ordinary shares) of Hepalys at an aggregate exercise price of ¥300 (equal to €1.90). Following the receipt of the exercise notice, Hepalys’s Board of Directors authorized the transfer of the 1,500,000 ordinary shares from Catalys to the Company on October 11, 2023. Concurrently, on September 29, 2023, Hepalys’s shareholders agreed to a capital increase of $13 million, in which the Company did not take part, resulting in a dilution of the Company’s ownership down to 15%. As of December 31, 2023, the Company owned 15% of the shares of Hepalys. The Company analyzed its ownership of Hepalys and concluded that, as of December 31, 2023, it had a significant influence but not control or joint control of Hepalys. The significant influence is reflected through the ownership of percentage of interests held, the percentage of potential voting rights owned by the Company including the option, under the Catalys Shareholders Agreement, to acquire all outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation that was exercisable as at December 31, 2023, as well as the active participation in the business of Hepalys in the framework of the Hepalys License Agreement. The investment in Hepalys is accounted for using the equity method of accounting (see Note 2.2. – Scope and method of consolidation and Note 7 – Investments accounted for using the equity method).

The Phase II study led by Dr. Kenneth Cusi evaluating lanifibranor in patients with T2D and MASLD was selected as late breaker

On November 6, 2023, the Company announced a late breaker abstract that presents results from the investigator-initiated Phase II clinical trial evaluating lanifibranor in patients with T2D and NAFLD sponsored by Dr. Cusi at the University of Florida.

Equity financing

Issuance of 3,144,654 warrants to European Investment Bank (‘EIB’) in connection with the drawdown of Tranche B (see Note 13 – Debt, Derivatives and Royalty certificates liabilities)

In January 2024, the Company issued 3,144,654 warrants to EIB (the ‘EIB Tranche B Warrants’) and, together with the 2,266,023 warrants issued to EIB in November 2022, (the ‘EIB Warrants’) as a condition to the drawdown of Tranche B under the Finance Contract. Each EIB Tranche B Warrant has a subscription price of €0.01 and gave the right to subscribe one share, prior to any adjustments to the exercise ratio, against payment of an exercise price of equal to €3.95 per warrant.

The Company had received the disbursement of the first tranche of €25.0 million (‘Tranche A’) under the Finance Contract on December 2022.

The EIB Tranche B Warrants have a maturity of twelve years and shall be exercisable following the earliest to occur of (i) the maturity date of Tranche A (i.e., on December 8, 2026), (ii) a change of control event (as described in the Finance Contract), (iii) an event of default under the Finance Contract, or (iv) a repayment demand by EIB under the Finance Contract. The EIB Warrants will automatically be deemed null and void if not exercised within the twelve-year period.

EIB has a put option which may require the Company to repurchase all or part of the unexercised EIB Tranche B Warrants then exercisable at their intrinsic value (subject to a cap equal to the amount drawn under the Finance Contract) under certain circumstances (for example, in the event of a change of control or on the maturity date of Tranche A or in the event of default). The Company (or a substitute third party) has a call option to require EIB to sell all shares and other securities of the Company it holds, including the EIB Warrants, to the Company, subject to certain terms and conditions.

In addition, the Company has a right of first refusal to buy back all EIB Tranche B Warrants offered for sale to a third party, subject to certain terms and conditions.

If all EIB Tranche B Warrants were exercised, the Company could receive gross proceeds of up to €12,421,383. There can be no guarantee that EIB will exercise any or all of the EIB Warrants or that the Company will receive any proceeds from the exercise of the warrants.

On the date of their respective issuances, each EIB Warrant entitled EIB to one ordinary share of the Company in exchange for the exercise price. However, due to anti-dilutive mechanisms, the exercise ratio has been adjusted following the various capital increases and incentives plans. As of December 31, 2025, the exercise ratio of the EIB warrants is currently under discussion between the EIB and the Company, due to differing interpretations between the parties related to the complexity of the contractually defined adjustment mechanisms. The ratio used for this calculation represents the Company’s most reasonable estimate to date. Once an agreement has been reached with the EIB with respect to the exercise ratio, additional dilution may occur.

Issuance of 2024 Royalty Certificates

On July 18, 2024, the Company announced the issuance of royalty certificates (the ‘2024 Royalty Certificates’) subscribed by Samsara BioCapital, BVF Partners, NEA, Sofinnova and Yiheng, for an amount of approximately €20.1 million.

The 2024 Royalty Certificates entitled their holders to the payment of annual royalties equal to 3% of future net sales of lanifibranor, if any, from the financial year following the commencement of sales of lanifibranor following the potential grant of marketing authorization for lanifibranor in (i) the United States of America or (ii) the countries of the European Union or (iii) the United Kingdom, whichever occurs first. The 2024 Royalty Certificates do not confer any additional financial rights other than the payment of the royalties referred to above.

In particular, the 2024 Royalty Certificates do not confer any financial rights over other products that may be developed by the Company in addition to lanifibranor. The total subscription price of the 2024 Royalty Certificates was €20.1 million and has been calculated taking into account the net present value (‘NPV’) of the expected cash flows related to the 2024 Royalty Certificates and the Company’s current financial position. The calculation of the NPV is highly dependent on the assumptions made by the Company, in particular with regard to the probability of success of the clinical studies, the timing of the commercialization of lanifibranor, the size of the lanifibranor market, the penetration rate of the product and the discount rate. In setting the discount rate, the Company analyzed the expected cash flow derived from its business plan in relation to its market capitalization. The 2024 Royalty Certificates have a maturity of 14 years from issuance. The Company has a preemptive right on any transfer of 2024 Royalty Certificates.

The 2024 Royalty Certificates are independent of the royalty certificates issued in August 2023 (the ‘2023 Royalty Certificates’) and they do not have the same characteristics.

The payment of the royalties of the 2024 Royalty Certificates and the royalties of the 2023 Royalty Certificates in the event of commercialization of lanifibranor (respectively 3% and 2% of the sales of lanifibranor, if approved, in the United States, in the countries of the European Union or in the United Kingdom) would lead to a decrease in the cash flows generated by the sales of lanifibranor which will have an adverse effect on the financial position of the Company, in particular at the beginning of the commercialization phase.

Structured Financing in three tranches for a maximum amount of €348 million

On October 14, 2024, the Company announced the Structured Financing of up to €348 million. The Structured Financing consists of the three tranches, with the first tranche consisting of the following two phases:

(i)

the issuance of 34,600,507 new ordinary shares (the ‘T1 New Shares’) at a subscription price of €1.35 per T1 New Share, and the issuance of 35,399,481 prefunded warrants to purchase up to 35,399,481 ordinary shares at an exercise price of €0.01 per new ordinary share (the ‘T1 BSAs’) and a subscription price of €1.34 per T1 BSA, for aggregate gross proceeds of €94.1 million (net proceeds €86.6 million). Settlement and delivery of the T1 New Shares and the T1 BSAs took place on October 17, 2024.

(ii)

The issuance of 7,872,064 new ordinary shares (the ‘T1 bis Shares’) at a subscription price of €1.35 per T1 bis Share, and the issuance of 8,053,847 pre-funded warrants to purchase up to 8,053,847 ordinary shares at an exercise price of €0.01 per new ordinary share (the ‘T1 bis BSAs’) at a subscription price of €1.34 per T1 bis BSA, for aggregate gross proceeds of €21.4 million (net proceeds approximately €20.1 million). This issuance was subject to adoption by shareholders of the appropriate resolutions by the combined general meeting of shareholders held on December 11, 2024 (the ‘General Meeting’). Settlement and delivery of the T1 bis Shares and the T1 bis BSAs, took place on December 19, 2024.

For the issuance of the second tranche, which closed in May 2025, and the third tranche, consisting of the potential exercice of the T3 BSAs, please see Note 1.2 – Significant events of 2025 — Closing of the €116 million second tranche of the structured financing of up to €348 million.

Capital increase and issuance of 2023 Royalty Certificates

On August 31, 2023, the Company announced a financing of €35.7 million, in gross proceeds, consisting of two transactions: (i) a capital increase reserved to specified categories of investors through the issuance of 9,618,638 newly-issued ordinary shares with a nominal value of €0.01 per share, at a subscription price of €3.18 per share and aggregate gross proceeds of €30.6 million (€28.0 million in net proceeds, and €2.5 million of transactions costs) (the ‘August 2023 Share Issuance’) and (ii) the issuance of the 2023 Royalty Certificates for an aggregate amount of €5.1 million.

The price of the new shares was €3.18 and represented a discount of 0.22% to the volume-weighted average price of the Company’s shares during the trading session preceding the decision to issue the new shares.

Settlement and delivery of the new shares took place on September 5, 2023.

The 2023 Royalty Certificates grant holders the right to receive annual royalties equal to 2% of future net sales of lanifibranor, if any, capped at €92.1 million, beginning in the fiscal year following the start of the sales of lanifibranor following the granting of the market authorization (‘Autorisation de mise sur le marché’) for lanifibranor in (i) the United States or (ii) the countries of the European Union or (iii) the United Kingdom, whichever occurs first, if at all.

These certificates do not provide additional financial rights beyond royalties and do not apply to products other than lanifibranor. They have a 15-year term and do not provide for an accelerated repayment in case of change of control. The Company may at any time repurchase in full the 2023 Royalty Certificates by paying an amount equal to (i) the global cap of €92.1 million minus any royalties paid prior to such repurchase or (ii) a price to be agreed between the Company and the holders of the 2023 Royalty Certificates. The 2023 Royalty Certificates are not listed on any stock exchange. The Company used the proceeds primarily to fund part of the NATiV3 Phase III clinical trial of lanifibranor in NASH.

The accounting treatment is described in Note 3.8. – Royalty Certificates liabilities.

Governance

At the General Meeting held on June 20, 2024, André Turenne was appointed as member of the Board of Directors of the Company.

On December 10, 2024, Sofia BV, represented by Chris Buyse, and Pierre Broqua resigned as directors of the Company. Pierre Broqua remained Deputy CEO of the Company until June 30, 2025.

At the General Meeting held on December 11, 2024, Dr. Mark Pruzanski and Dr. Srinivas Akkaraju were appointed members of the Board of Directors of the Company. At the Board meeting held on December 13, 2024, Dr. Mark Pruzanski was appointed Chairman of the Board of Directors.

Share-based payments and stock options

On December 13, 2024, the Board of Directors decided to grant the following incentive awards:

-	800,000 bonus shares awards (‘AGA 2024-1’) to Frédéric Cren, as then CEO and director ;
-	800,000 bonus shares awards (‘AGA 2024-2’) to Pierre Broqua, as then - Deputy CEO of the Company;
-	1,577,000 bonus shares awards (‘AGA 2024-3’) to employees located in France; and
-	113,000 bonus shares awards (‘AGA 2024-4’) to employees located outside France.

On December 20, 2024, the Board of Directors decided to grant the following incentive awards:

-	12,898,116 stock options to Mark Pruzanski, Chairman of the Board of Directors of the Company since December 13, 2024, through the new stock options plan (‘SO 2024-1’); and
-	301,000 stock options to employees located outside France through the new stock options plan (‘SO 2024- 2’).

The final terms and conditions of the plans were shared with the grantees in January 2025. In accordance with IFRS Accounting Standards, the related share-payment expenses are accounted for and reflected in the financial statements for the year ending December 31, 2025.

The aforementioned plans are described in Note 12.4. – Bonus share award plans and in Note 12.6. – Stock options plans.